UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 3, 2016

Sizmek Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36219	37-1744624
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 W. 5th Street Suite 900 Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (512) 469-5900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A is being filed to include a corrected portion of Exhibit 2.1, Agreement and Plan of Merger, dated as of August 3, 2016, by and among Sizmek Inc., Solomon Holding, LLC and Solomon Merger Subsidiary, Inc. (the “Merger Agreement”). The Merger Agreement in the previously filed Exhibit 2.1 contained a typographical error and should be disregarded. Item 1.01 and Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 to the original Form 8-K filed on August 3, 2016 remain unchanged.

Item 1.01.	Entry Into a Material Definitive Agreement.

As noted in the Explanatory Note above, Item 1.01 is unchanged.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of August 3, 2016, by and among Sizmek Inc., Solomon Holding, LLC and Solomon Merger Subsidiary, Inc.*

99.1

Limited Guarantee, dated as of August 3, 2016, by Vector Capital IV, L.P. in favor of Sizmek Inc. (incorporated by reference to Exhibit 99.1 to Current Report on Form 8-K (File No. 001-36219) of Sizmek Inc. filed with the Securities and Exchange Commission on August 3, 2016)

99.2

Tender and Voting Agreement, dated as of August 3, 2016, by and among Solomon Holding, LLC, Solomon Merger Subsidiary, Inc. and Neil Nguyen (incorporated by reference to Exhibit 99.2 to Current Report on Form 8-K (File No. 001-36219) of Sizmek Inc. filed with the Securities and Exchange Commission on August 3, 2016)

99.3

Tender and Voting Agreement, dated as of August 3, 2016, by and among Solomon Holding, LLC, Solomon Merger Subsidiary, Inc. and Scott Ginsburg (incorporated by reference to Exhibit 99.3 to Current Report on Form 8-K (File No. 001-36219) of Sizmek Inc. filed with the Securities and Exchange Commission on August 3, 2016)

99.4

Tender and Voting Agreement, dated as of August 3, 2016, by and among Solomon Holding, LLC, Solomon Merger Subsidiary, Inc. and Moon Doggie Family Partnership, L.P. (incorporated by reference to Exhibit 99.4 to Current Report on Form 8-K (File No. 001-36219) of Sizmek Inc. filed with the Securities and Exchange Commission on August 3, 2016)

99.5

Press Release, issued by Sizmek Inc., dated August 3, 2016 (incorporated by reference to Exhibit 99.5 to Current Report on Form 8-K (File No. 001-36219) of Sizmek Inc. filed with the Securities and Exchange Commission on August 3, 2016)

*	Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIZMEK INC.

By:	/s/ Neil Nguyen
Name:	Neil Nguyen
Title:	President and Chief Executive Officer

DATE: August 9, 2016

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EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of August 3, 2016, by and among Sizmek Inc., Solomon Holding, LLC and Solomon Merger Subsidiary, Inc.*

99.1

Limited Guarantee, dated as of August 3, 2016, by Vector Capital IV, L.P. in favor of Sizmek Inc. (incorporated by reference to Exhibit 99.1 to Current Report on Form 8-K (File No. 001-36219) of Sizmek Inc. filed with the Securities and Exchange Commission on August 3, 2016)

Tender and Voting Agreement, dated as of August 3, 2016, by and among Solomon Holding, LLC, Solomon Merger Subsidiary, Inc. and Neil Nguyen (incorporated by reference to Exhibit 99.2 to Current Report on Form 8-K (File No. 001-36219) of Sizmek Inc. filed with the Securities and Exchange Commission on August 3, 2016)

99.2

Tender and Voting Agreement, dated as of August 3, 2016, by and among Solomon Holding, LLC, Solomon Merger Subsidiary, Inc. and Scott Ginsburg (incorporated by reference to Exhibit 99.3 to Current Report on Form 8-K (File No. 001-36219) of Sizmek Inc. filed with the Securities and Exchange Commission on August 3, 2016)

99.3

Tender and Voting Agreement, dated as of August 3, 2016, by and among Solomon Holding, LLC, Solomon Merger Subsidiary, Inc. and Moon Doggie Family Partnership, L.P. (incorporated by reference to Exhibit 99.4 to Current Report on Form 8-K (File No. 001-36219) of Sizmek Inc. filed with the Securities and Exchange Commission on August 3, 2016)

99.4

Press Release, issued by Sizmek Inc., dated August 3, 2016 (incorporated by reference to Exhibit 99.5 to Current Report on Form 8-K (File No. 001-36219) of Sizmek Inc. filed with the Securities and Exchange Commission on August 3, 2016)

99.5

Limited Guarantee, dated as of August 3, 2016, by Vector Capital IV, L.P. in favor of Sizmek Inc. (incorporated by reference to Exhibit 99.1 to Current Report on Form 8-K (File No. 001-36219) of Sizmek Inc. filed with the Securities and Exchange Commission on August 3, 2016)

*	Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the SEC.

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